Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated July 6, 2021
to the
Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2021, as supplemented
for Marketfield Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

On June 23, 2021, the Board of Trustees of the Trust approved an amendment to the Fund’s Rule 18f-3 Multiple Class Plan to amend the automatic conversion provision for when Class C shares convert to Class A shares. The change decreases the number of years shares are held from 10 to 8 based on the date of purchase, before the automatic conversion will occur.

Prospectus

The eighth bullet point in the section entitled “Shareholder Information – Initial Sales Charge Waivers” beginning on page 30 is replaced as follows:

•you are a shareholder whose shares were converted from Class C shares to Class A shares after 8 years of holding the Class C shares;

The third paragraph in the section entitled “Shareholder Information – Converting Shares” beginning on page 41 is replaced as follows:

“Class C shares of the Fund automatically convert to Class A shares after 8 years, thus reducing future annual expenses. Conversions occur during the month in which the 8-year anniversary of the original Class C share purchase occurs. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. The automatic conversion of Class C shares to Class A shares of the Fund does not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.”

SAI

The eighth bullet point in the section entitled “Sales Charges; Sales Charge Reductions and Waivers – Initial Sales Charge Waivers” on page 108 is replaced as follows:

•you are a shareholder whose shares were converted from Class C shares to Class A shares after 8 years of holding the Class C shares;

Please retain this Supplement with your Prospectus
and SAI for future reference.